                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  June 9, 1998


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
                 ---------------------------------------------
                (Exact name of issuer as specified in charter)

             Delaware                  0-29-092            54-1708481
   (State or Other Jurisdiction      (Commission        (I.R.S. Employer
        of Incorporation)            File Number)      Identification No.)


                              1700 Old Meadow Road
                            McLean, Virginia  22102
                    (Address of principal executive offices)

                                 (703) 902-2800
              (Registrant's telephone number, including area code)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          On June 9, 1998, pursuant to an Agreement and Plan of Merger dated as of February 3, 1998, as amended (the "Merger Agreement"), Taurus Acquisition Corporation ("TAC") a Florida corporation and wholly-owned subsidiary of Primus Telecommunications Group, Incorporated (the "Company" or "Primus"), merged with and into TresCom International, Inc. ("TresCom"), a Florida corporation
(the "Merger"). Under the terms of the Merger Agreement, TresCom shareholders, will receive 0.6147 shares of the Company's common stock in exchange for each share of TresCom common stock outstanding at the effective time of the Merger, other than shares beneficially owned by the Company or its affiliates. The exchange ratio was determined pursuant to the Merger Agreement by dividing $12.00 by $19.5223, which was the weighted average sales price of the Company's common stock during the 20-trading day period ending on June 4, 1998. As a result of the consummation of the Merger, TresCom has become a wholly-owned subsidiary of the Company. Based upon the 12,748,277 shares of TresCom common stock outstanding as of the closing date, Primus expects to issue approximately 7,836,365 shares of Primus common stock in connection with the Merger.

          As a result of the Merger, Warburg, Pincus Investors, LP ("Warburg, Pincus"), which beneficially owned approximately 52% of TresCom's common stock, will beneficially own approximately 14.3% of Primus's common stock. So long as Warburg, Pincus beneficially owns at least 10% of the outstanding common stock of Primus it will be entitled to nominate one person to serve on the Primus Board of Directors. Incident to the Merger, Douglas Karp, Managing Director of
E. M. Warburg, Pincus & Co., LLC, was appointed as a member of Primus's Board of Directors.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS
          -----------------------------------------------------------------

     (a) Financial Statements of Business Acquired.

         The financial statements of the business acquired, TresCom International, Inc., as of December 31, 1997 and 1996, and for the years then ended, required by this item were previously filed with the Form S-4 Registration Statement (No. 333-51797), filed with the Securities and Exchange Commission on May 4, 1998, and are not included herein pursuant to General Instruction B.3. for Form 8-K. Included in this report are the financial statements of TresCom International Inc. as of March 31, 1998 and for the periods ended March 31, 1998 and 1997.

     (b) Pro Forma Financial Information.

         The pro forma financial information required by this item are contained in the financial statements and footnotes thereto listed in the Index on page F-1.

     (c) Exhibits.

    2.1 Agreement and Plan of Merger by and among Primus, TresCom and TAC, dated as of February 3, 1998, and as amended by Amendments No. 1 and 2 to Agreement and Plan of Merger dated as of April 8, 1998 and as of April 16, 1998, respectively; Incorporated by reference to Appendix A to the Joint Proxy Statement/Prospectus on Form S-4, No. 333-51797 dated May 4, 1998.

    2.2 Amendment No. 1 to Agreement and Plan of Merger among Primus, TresCom and TAC, dated as of April 8, 1998; Incorporated by reference to
         Exhibit 2.1 of the Primus Current Report on Form 8-K dated April 10, 1998.

     2.3 Amendment No. 2 to Agreement and Plan of Merger among Primus, TresCom and TAC, dated as of April 16, 1998; Incorporated by reference to
         Exhibit 2.1 of the Primus Current Report on Form 8-K dated April 23, 1998 (the "Form 8-K for Amendments"), as amended by the Primus Current Report on Form 8-K/A dated April 23, 1998.

    10.1 Stockholder Agreement among Warburg, Pincus, K. Paul Singh and Primus, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.1 of the Primus Current Report on Form 8-K dated February 6, 1998 (the "Form 8-K").

    10.2 Voting Agreement between Primus and Wesley T. O'Brien, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.4 of the Form 8-K.

    10.3 Voting Agreement between Primus and Rudy McGlashan, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.5 of the Form 8-K.

    10.4 Voting Agreement between TresCom and K. Paul Singh, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.2 of the Form 8-K.

    10.5 Voting Agreement between TresCom and John F. DePodesta, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.3 of the Form 8-K.

    10.6 Amendment No. 1 to Stockholder Agreement among Warburg, Pincus, K. Paul Singh, Primus, and TresCom, dated as of April 16, 1998; Incorporated by reference to Exhibit 10.1 of the Form 8-K for Amendments.

    10.7 Amendment No. 1 to Voting Agreement between Wesley T. O'Brien and Primus, dated as of April 16, 1998; Incorporated by reference to
         Exhibit 10.2 of the Form 8-K for Amendments.

    10.8 Amendment No. 1 to Voting Agreement between Rudolph McGlashan and Primus, dated as of April 16, 1998; Incorporated by reference to
         Exhibit 10.3 of the Form 8-K for Amendments.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIMUS TELECOMMUNICATIONS GROUP,
                                    INCORPORATED


                                     /s/ Neil L. Hazard
                                    ---------------------------------
Date:   June 23, 1998               By: Neil L. Hazard
                                    Executive Vice President and
                                    Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION OF EXHIBITS
-------  ---------------------------------------------------------------------------------
    2.1  Agreement and Plan of Merger by and among Primus, TresCom and TAC, dated as of February 3, 1998, and as amended by Amendments No. 1 and 2 to
         Agreement and Plan of Merger dated as of April 8, 1998 and as of April 16,
         1998, respectively; Incorporated by reference to Appendix A to the Joint
         Proxy Statement/Prospectus on Form S-4, No. 333-51797 dated May 4, 1998.

    2.2  Amendment No. 1 to Agreement and Plan of Merger among Primus,
         TresCom and TAC, dated as of April 8, 1998; Incorporated by reference to
         Exhibit 2.1 of the Primus Current Report on Form 8-K dated April 10, 1998.

    2.3  Amendment No. 2 to Agreement and Plan of Merger among Primus,
         TresCom and TAC, dated as of April 16, 1998; Incorporated by reference to
         Exhibit 2.1 of the Primus Current Report on Form 8-K dated April 23, 1998
         (the "Form 8-K for Amendments"), as amended by the Primus Current Report on Form 8-K/A dated April 23, 1998.

   10.1  Stockholder Agreement among Warburg, Pincus, K. Paul Singh and Primus, dated as of February 3, 1998; Incorporated by reference to Exhibit 10.1 of the
         Primus Current Report on Form 8-K dated February 6, 1998 (the "Form
         8-K").

   10.2  Voting Agreement between Primus and Wesley T. O'Brien, dated as of
         February 3, 1998; Incorporated by reference to Exhibit 10.4 of the Form 8-K.

   10.3  Voting Agreement between Primus and Rudy McGlashan, dated as of
         February 3, 1998; Incorporated by reference to Exhibit 10.5 of the Form 8-K.

   10.4  Voting Agreement between TresCom and K. Paul Singh, dated as of February
         3, 1998; Incorporated by reference to Exhibit 10.2 of the Form 8-K.

   10.5  Voting Agreement between TresCom and John F. DePodesta, dated as of
         February 3, 1998; Incorporated by reference to Exhibit 10.3 of the Form 8-K.

   10.6  Amendment No. 1 to Stockholder Agreement among Warburg, Pincus, K.
         Paul Singh, Primus, and TresCom, dated as of April 16, 1998; Incorporated by reference to Exhibit 10.1 of the Form 8-K for Amendments.

   10.7  Amendment No. 1 to Voting Agreement between Wesley T. O'Brien and
         Primus, dated as of April 16, 1998; Incorporated by reference to Exhibit 10.2 of the Form 8-K for Amendments.


   10.8 Amendment No. 1 to Voting Agreement between Rudolph McGlashan and Primus, dated as of April 16, 1998; Incorporated by reference to
         Exhibit 10.3 of the Form 8-K for Amendments.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                      PAGE
FINANCIAL INFORMATION                                                                 NO
---------------------                                                                 --
TresCom International, Inc. Consolidated Financial Statements:

     Unaudited Consolidated Balance Sheet as of March 31, 1998......................  F-2
     Unaudited Consolidated Statements of Operations
     for the three months ended March 31, 1998 and 1997.............................  F-3
     Unaudited Consolidated Statement of Shareholders' Equity
     for the three months ended March 31, 1998......................................  F-4
     Unaudited Consolidated Statements of Cash Flows for the three months ended
     March 31, 1998 and 1997........................................................  F-5
     Notes to Unaudited Consolidated Financial Statements...........................  F-6

Primus Telecommunications Group, Incorporated:

     Unaudited Pro Forma Consolidated Statement of Operations for the Three
     Months Ended March 31, 1998....................................................  F-8
     Unaudited Pro Forma Consolidated Statement of Operations for the Year
     Ended December 31, 1997........................................................  F-10
     Unaudited Pro Forma Consolidated Balance Sheet
     as of March 31, 1998...........................................................  F-12

                          TRESCOM INTERNATIONAL, INC.
                          CONSOLIDATED BALANCE SHEETS

                                           ASSETS

                                                                                            MARCH 31,
                                                                                              1998
                                                                                  ----------------------------
                                                                                          (Unaudited)
                                                                                  (In thousands, except share
                                                                                      and per share data
Current assets:
  Cash...........................................................................           $    102

  Accounts and notes receivable, net of allowance
    for doubtful accounts of $7,918..............................................             26,956
  Other current assets...........................................................              2,492
                                                                                            --------
Total current assets.............................................................             29,550
Property and equipment, at cost:
  Transmission and communications equipment......................................             30,517
  Furniture, fixtures and other..................................................             10,272
                                                                                            --------
                                                                                              40,789
Less accumulated depreciation and amortization...................................            (10,894)
                                                                                            --------
                                                                                              29,895
Other assets:
  Customer bases, net of accumulated amortization of
    $2,650.......................................................................              3,010
  Excess of cost over net assets of businesses acquired,
    net of accumulated amortization of $3,830....................................             38,596
  Other..........................................................................                940
                                                                                            --------
Total assets.....................................................................           $101,991
                                                                                            ========

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable...............................................................           $    907
  Accrued network costs..........................................................             18,667
  Other accrued expenses.........................................................              4,733
  Long-term obligations due within one year......................................              1,299
  Deferred revenue and other current liabilities.................................              1,762
                                                                                            --------
Total current liabilities........................................................             27,368
Long-term obligations............................................................             19,842

Shareholders' equity:
  Preferred stock, $.01 par value; 1,000,000 shares
    authorized; no shares issued and outstanding.................................                 --
  Common stock, $.0419 par value; 50,000,000 shares
    authorized; 12,161,844 shares issued and outstanding.........................                508
  Deferred compensation..........................................................               (391)
  Additional paid-in capital.....................................................            108,497
  Accumulated deficit............................................................            (53,833)
                                                                                            --------
Total shareholders' equity.......................................................             54,781
                                                                                            --------
Total liabilities and shareholders' equity.......................................           $101,991
                                                                                            ========

                            See accompanying notes.

                          TRESCOM INTERNATIONAL, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                      THREE MONTHS ENDED MARCH 31,
                                                                                          1998          1997
                                                                                      ----------------------------
                                                                                         (In thousands, except
                                                                                            per share data)
Revenues............................................................................  $  38,137      $  36,143
Cost of services....................................................................     30,971         27,812
Gross profit........................................................................      7,166          8,331
Selling, general and administrative.................................................      9,262          8,108
Depreciation and amortization.......................................................      1,944          1,501
                                                                                      ---------      ---------
  Operating loss....................................................................     (4,040)        (1,278)
  Interest expense (income), net....................................................        415             (2)
  Other expense, net................................................................         20             --
                                                                                      ---------      ---------
Net loss............................................................................  $  (4,475)     $  (1,276)
                                                                                      =========      =========

Basic and diluted net loss per share of
  common stock......................................................................  $   (0.37)     $   (0.11)
                                                                                      =========      =========

Weighted average number of shares of common
  stock outstanding.................................................................     12,146         11,816
                                                                                      =========      =========

                            See accompanying notes.

                          TRESCOM INTERNATIONAL, INC.
                CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                  (UNAUDITED)

                                                                Common Stock
                                                      -------------------------------------
                                                                                 Additional
                                                                                   Paid-in     Deferred
                                                       Shares       Amount         Capital   Compensation
                                                      ---------------------------------------------------
                                                         (in thousands, except share and per share data)
Balance at December 31, 1997........................  12,104,960     $ 505        $ 108,354        $ (551)
Exercise of stock options...........................      56,884         3              143            --
Non-cash compensation expense.......................          --        --               --           160
Net loss............................................          --        --               --            --
                                                      ===================================================
Balance at March 31, 1998...........................  12,161,844     $ 508        $ 108,497        $ (391)
                                                      ===================================================

                            See accompanying notes

                          TRESCOM INTERNATIONAL, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                    THREE MONTHS ENDED MARCH 31,
                                                        1998            1997
                                                    ----------------------------
                                                            (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss.......................................     $ (4,475)        $ (1,276)
Adjustments to reconcile net loss to net cash
  used in operating activities:
   Depreciation and amortization...............        1,944            1,501
   Non-cash compensation.......................          160              162
   Changes in operating assets and liabilities,
   net of effects of acquisitions:
     Accounts and notes receivable.............        4,787           (1,770)
     Other current assets......................         (117)            (355)
     Accounts payable..........................         (330)          (1,195)
     Accrued network costs.....................         (830)           2,263
     Other accrued expenses....................       (1,632)          (1,142)
     Deferred revenue and other current
      liabilities..............................          (20)          (1,611)
                                                    --------        ---------
Net cash used in operating activities..........         (513)          (3,423)


CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment............         (840)          (1,080)
Expenditures for line installations............          (13)             (72)
                                                    --------        ---------
Net cash used in investing activities..........         (853)          (1,152)


CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt.............................           --            2,500
Proceeds from revolving credit agreement, net..          162               --
Repayment of debt..............................           (4)              (4)
Proceeds from stock option exercise............          146                7
Principal payments on capital lease obligations         (317)            (176)
                                                    --------        ---------
Net cash (used in) provided by financing
 activities....................................          (13)           2,327
                                                    --------        ---------
Net change in cash.............................       (1,379)          (2,248)
Cash at beginning of period....................        1,481            6,020
                                                    --------        ---------

Cash at end of period..........................     $    102         $  3,772
                                                    --------        ---------

Interest paid...................................    $    466         $    163
                                                    --------         --------

Capital lease obligations incurred.............     $    609         $     --
                                                    --------         --------

                           See accompanying notes.

                          TRESCOM INTERNATIONAL, INC.
             NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                     (In thousands, except per share data)

1.   GENERAL

     ORGANIZATION AND BASIS OF PRESENTATION

     Trescom International, Inc. is a facilities-based long-distance telecommunications carrier focused on international long-distance traffic. TresCom offers telecommunications services, including direct dial "1 plus" and toll-free long distance, calling and debit cards, international toll-free service, 24-hour bilingual operator services, intra-island local service in Puerto Rico, private lines, frame relay, international inbound service, international country to country calling services and international callthrough from selected markets.

     These financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and Securities and Exchange Commission regulations. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such regulations. In the opinion of management, the information contained herein reflects all adjustments necessary to make the financial position, results of operations and cash flows for the interim periods a fair presentation. All such adjustments are of a normal recurring nature. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. These financial statements should be read in conjunction with Trescom's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. The results of operations for the interim periods shown are not necessarily indicative of results of operations to be expected for the entire fiscal year.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Reference should be made to the Notes to Consolidated Financial Statements in Trescom's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, specifically Note 2, for a summary of Trescom's significant accounting policies.

     RECLASSIFICATION

     Certain prior year amounts have been reclassified to conform with current year presentation.

     NEW ACCOUNTING PRONOUNCEMENT

     In 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share" ("SFAS 128"). SFAS 128 replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. All earnings per share amounts for all periods have been presented, and where appropriate, restated to conform with SFAS 128.

                          TRESCOM INTERNATIONAL, INC.
             NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                     (In thousands, except per share data)



3.   LONG-TERM OBLIGATIONS

     A Summary of long-term obligations is as follows:

                                                           MARCH 31,    DECEMBER 31,
                                                             1998          1997
                                                           -------------------------
     Revolving Credit Agreement, interest payable
       monthly at rates based upon the lender's
       commercial lending rate plus 0.5%
       (9.0% at March 31, 1998), maturing in
       July 2002........................................   $ 15,808      $ 15,645
     Loans payable to the Small Business
       Administration, bearing interest at 4%
       due in monthly principal and interest
       payments of $3 through February 2015,
       collateralized by a security agreement
       covering certain assets..........................        396           401
     Capital leases bearing interest at rates
       ranging from 9% to 11% and payable in
       monthly installments totalling $167..............      4,937         4,645
                                                          ---------      --------
                                                             21,141        20,691
     Less amounts due within one year...................      1,299         1,098
                                                          ---------      --------
                                                          $  19,842        19,593
                                                          =========      ========

     TresCom has a $25,000 revolving credit and security agreement (the "Revolving Credit Agreement") with a commercial bank secured by TresCom's accounts receivable. As of March 31, 1998, availability under the Revolving Credit Agreement was approximately $19,400 of which approximately $16,494 (including approximately $686 of letters of credit) had been utilized. As of March 31, 1998, TresCom was in compliance with all covenants contained in the Revolving credit Agreement.

     Assets totaling $609 were acquired via a capital lease during the first quarter of 1998.

4.   EARNINGS PER SHARE

     The following table sets forth the computation of basic and diluted earnings per share:

                                              THREE MONTHS ENDED MARCH 31,
                                                  1998        1997
                                              ---------------------------
     Numerator:
          Numerator for basic and diluted
          earnings per share - net loss
          applicable to common stock............  $ (4,475)      $ (1,276)

     Denominator:
          Denominator for basic and diluted
          earnings per share - weighted average
          shares................................    12,146         11,816
                                                  ========       ========

     Basic and diluted net loss per share
          of common stock.......................  $  (0.37)      $  (0.11)
                                                  =========      =========

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                    (in thousands, except per share amounts)


                                                             TresCom             TresCom       Pro Forma
                                             Primus    International, Inc.     Adjustments    As Adjusted
                                            ---------  --------------------  ---------------  ------------
Net revenue                                 $ 80,051        $ 38,137            $ (1,817)(1)    $ 114,664
                                                                                  (1,707)(2)
Cost of revenue                               68,722          30,971              (1,707)(2)       97,986
                                            ---------  --------------        ------------     ------------
Gross margin                                  11,329           7,166              (1,817)          16,678
Operating expenses:
     Selling, general and administrative      15,377           9,262              (1,817)(1)       22,822
     Depreciation and amortization             3,478           1,944                (587)(3)        6,894
                                                                                   2,083 (4)
                                                                                     (24)(5)
                                                                             ------------     ------------
     Total operating expenses                 18,855          11,206                (345)          29,716
                                            ---------  --------------        ------------     ------------
Loss from operations                          (7,526)         (4,040)             (1,472)         (13,038)
Interest expense                              (7,175)           (415)                410 (6)       (7,180)
Interest income                                2,384                                                2,384
Other income (expense)                            --             (20)                 --              (20)
                                            ---------  --------------        ------------     ------------
Loss before income taxes                     (12,317)         (4,475)             (1,062)         (17,854)
Income taxes                                      --              --                  -- (7)           --
                                            ---------  --------------        ------------     ------------
Net Loss                                    $(12,317)       $ (4,475)           $ (1,062)       $ (17,854)
                                            =========  ==============        ============     ============
Basic and diluted loss per common share     $  (0.62)                                           $   (0.65)
                                            =========                                         ============
Weighted average number of common             19,717                               7,836 (8)       27,553
 shares outstanding                         =========                        ============     ============

________________________________

(1) To reflect the reclassification of TresCom's bad debt costs from SG&A to a reduction of revenue to conform to Primus's accounting policies.
(2) To eliminate the effects of intercompany transactions between Primus and TresCom.
(3) To reverse amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of assets acquired.

(4) To record amortization expense associated with acquired customers list and the excess of purchase price over the fair value of the net assets acquired.
(5) To reflect reduction in amortization of deferred financing costs related to the expected repayment of TresCom's credit line in connection with the TresCom Merger.
(6) To reflect reduction in interest expense related to the expected repayment of TresCom's credit line in connection with the TresCom Merger.
(7) The pro forma adjustment to the income tax provision is zero as a valuation reserve was applied in full to the tax benefit associated with the pro forma net loss before income taxes.
(8) To reflect the issuance of Primus Common Stock to purchase the outstanding shares of TresCom.

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                   (in thousands, except per share amounts)

                                                                                                                      Pro Forma as
                                                                                                                        Adjusted,
                                                                      USFI/            TresCom                        TresCom and
                                      USFI,      TelePassport      TelePassport    International,       TresCom          USFI/
                          Primus     Inc.(1)       L.L.C.(1)       Adjustments          Inc.          Adjustments     TelePassport
                         ---------  ----------  ---------------   ---------------  ---------------  ---------------   ------------
Net revenue              $ 280,197  $   27,040          $ 3,108       $ (9,673)(2)     $   157,641    $   (4,159)(5)     $448,929
                                                                                                          (5,225)(6)
Cost of revenue            252,731      20,907            2,704         (8,029)(2)         124,365        (5,225)(6)      387,453
                         ---------  ----------  ---------------  ----------------  ---------------  ---------------   ------------
Gross margin                27,466       6,133              404         (1,644)             33,276        (4,159)          61,476
Operating expenses:
     Selling, general and
     administrative         50,622      11,182            1,389                             36,386        (4,159)(5)       95,420
     Depreciation and        6,733         674               74            409 (3)           6,599        (2,167)(7)
     amortization                                                                                          8,109 (8)       20,230
                                                                                                            (123)(9)
                         ---------  ----------  ---------------  ----------------  ---------------  ---------------   ------------
     Total operating
     expenses               57,355      11,856            1,463            409              42,985         1,660          115,728
                         ---------  ----------  ---------------  ----------------  ---------------  ---------------   ------------
Loss from operations       (29,889)     (5,723)          (1,059)        (2,053)             (9,709)       (5,819)         (54,252)
Interest expense           (12,914)                         (18)                            (1,146)          433 (10)     (13,645)
Interest income              6,238                                                                                          6,238
Other income (expense)         407          25              162                                                               594
                         ---------  ----------  ---------------  ----------------  ---------------  ---------------   ------------
Loss before income         (36,158)     (5,698)            (915)        (2,053)            (10,855)       (5,386)         (61,065)
 taxes
Income taxes                   (81)         --               --             -- (4)              --            -- (11)          (81)
                         ---------  ----------  ---------------  ----------------  ---------------  ---------------   ------------
Net Loss                 $ (36,239) $   (5,698)        $   (915)       $(2,053)        $   (10,855)   $   (5,386)      $   (61,146)
                         =========  ==========  ===============  ================  ===============  ===============   ============
Basic and diluted loss
 per common share        $   (1.99)                                                                                    $    (2.34)
                         =========                                                                                    ============
Weighted average
 number of common
 shares outstanding         18,250                                                                            7,836        26,087
                         =========                                                                  ===============   ============

_______________________

(1) Represents the historical results of operations of USFI, Inc. and TelePassport, L.L.C., for the period from January 1, 1998 through the Company's acquisition on October 20, 1997.

USFI/TelePassport adjustments:
(2) To eliminate net revenue and cost of revenue for a portion of the customer base which was not purchased by Primus.
(3) To record amortization expense associated with acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(4) The pro forma adjustment to the income tax provision is zero because a valuation reserve was applied in full to the tax benefit associated with the pro forma loss before income taxes.

TresCom adjustments:
(5) To reflect the reclassification of TresCom's bad debt costs from selling, general and administrative expense to a reduction of net revenue to conform to Primus' accounting policies.
(6) To eliminate the effects of intercompany transactions between Primus and TresCom.
(7) To reverse amortization expense associated with TresCom's previously acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(8) To record amortization expense associated with acquired customer list and the excess of purchase price over the fair value of net assets acquired.
(9) To reflect reduction in amortization of deferred financing costs resulting from the expected repayment of credit line in connection with the acquisition.
(10) To reflect reduction in interest expense related to the expected repayment of TresCom's credit line in connection with the acquisition.
(11) The pro forma adjustment to the income tax provision is zero because a valuation reserve was applied in full to the tax benefit associated with the pro forma loss before income taxes.

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                March 31, 1998


                                                        TresCom
                                                     International     TresCom       Pro Forma
                                             Primus       Inc.       Adjustments    as Adjusted
                                            -------- -------------   -------------  -------------
                                                  (in thousands, except share amounts)
ASSETS
CURRENT ASSETS:
     Cash and Cash Equivalents              $ 97,381    $    102     $ (15,808)(1)     $ 81,675
     Restricted investments                   23,795          --            --           23,795
     Accounts receivable, net                 69,124      26,956            --           96,080
     Prepaid expenses and other current
      assets                                   7,048       2,492            --            9,540
                                            --------    --------     ---------         --------
          Total current assets               197,348      29,550       (15,808)         211,090
RESTRICTED INVESTMENTS                        37,683          --            --           37,683
PROPERTY AND EQUIPMENT - Net                  70,023      29,895            --           99,918
INTANGIBLES - Net                             36,436      41,606       100,808 (2)      178,850
DEFERRED INCOME TAXES                          2,667          --            --            2,667
OTHER ASSETS                                  11,406         940            --           12,346
                                            --------    --------     ---------         --------
TOTAL ASSETS                                $355,563    $101,991     $  85,000         $542,554
                                            ========    ========     =========         ========

LIABILITIES AND STOCKHOLDERS'
 EQUITY

CURRENT LIABILITIES:
     Accounts Payable                       $ 69,116    $ 19,574     $      --           88,690
     Accrued expenses, interest and other
      current liabilities                     18,797       6,495            --           25,292

     Deferred income taxes                     3,057          --            --            3,057
     Current portion of long-term
      obligations                              1,652       1,299            --            2,951
                                            --------    --------     ---------         --------

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                                March 31, 1998

                                                       TresCom
                                                     International    TresCom       Pro Forma
                                             Primus      Inc        Adjustments    as Adjusted
                                            -------- -------------  -----------   ------------
                                                  (in thousands, except share amounts)

     Total current liabilities                92,622    27,368             --        119,990
LONG-TERM OBLIGATIONS                        230,586    19,842        (15,808)(1)    234,620
OTHER LIABILITIES                                527        --             --            527
                                            --------  --------      ---------       --------
     Total liabilities                       323,735    47,210        (15,808)       355,137
                                            --------  --------      ---------       --------
COMMITMENTS AND CONTINGENCIES
 TOTAL STOCKHOLDERS' EQUITY                   31,828    54,781        100,808(3)     187,417
                                            --------  --------      ---------       --------

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                       $355,563  $101,991      $  85,000       $542,554
                                            ========  ========      =========       ========

_____________________________________

(1)  To reflect the expected repayment of TresCom's credit line.
(2) To reflect the elimination of TresCom's intangibles and to establish intangibles for customer list and excess of purchase price over the fair value of net assets acquired.
(3) To eliminate the equity of TresCom and to reflect the issuance of approximately 7.8 million shares of Common Stock based upon an exchange ratio of 0.6147 for each share of TresCom common stock.